February 21, 2003


Dear Investor,

After our first full quarter of investing, we are pleased to report the initial performance of Aetos Capital's absolute return strategies:

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                                                                       Since
Aetos Capital Registered Funds Sep-02 Oct-02 Nov-02 Dec-02 4Q-02     Inception
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Aetos Capital                  -0.18%  0.41%   1.35%  0.94%  2.72%       2.54%
Multi-Strategy Arbitrage
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Aetos Capital Distressed
Investment Strategies           0.08% -0.28%   2.13%  1.38%  3.25%       3.33%
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Aetos Capital
Long/Short Strategies          -1.08%  0.53%  -0.31%  1.00%  1.22%       0.13%
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Aetos Capital                  -0.12% -1.05%  -1.20%  1.90% -0.38%      -0.50%
Market Neutral Strategies
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Aetos Capital's absolute return funds enjoyed a positive fourth quarter to end
2002. The return for our balanced portfolio, a model portfolio with assumed investments across the four funds, was 1.87%1, versus a 7.92% return for the S&P 500 Index and a 1.57% return for the Lehman Aggregate Bond Index. Since the inception of the funds on September 1, 2002, the balanced portfolio returned 1.44%1, compared to a -3.96% return for the S&P 500 and a 3.22% return for the Lehman Aggregate. The fourth quarter brought healing to most of the capital markets, as witnessed by significant gains in the stock market and dramatic narrowing of high yield bond spreads. To the extent that these trends presage a less volatile year in 2003, they should favor our absolute return managers.

We construct portfolios of managers who seek to earn returns regardless of movements in the traditional markets. Over time, the managers with whom we invest have generally accomplished this goal, as demonstrated by their strong track records of high risk-adjusted returns. However, extremely volatile markets can make it difficult for absolute return managers to earn positive returns in any given year. For example, event arbitrage managers have trouble finding events in which to invest if stock market volatility and high credit spreads prevent companies from engaging in corporate finance transactions such as mergers, stock buybacks or spinoffs. The extremely volatile market of last year, when stock market volatility surged from 20-25% to 30-35%2, forced the majority of absolute return managers to focus on preserving capital instead of earning money. In the long run, if our managers can avoid or minimize losses in years such as the one we have just experienced and earn good returns in other years, we will generate attractive rates of return for our investors.


Below we give a short overview of the strategies of each of our funds and a summary of their performance.

Aetos Capital Multi-Strategy Arbitrage Fund
The Aetos Capital Multi-Strategy Arbitrage Fund includes allocations to event arbitrage and fixed income arbitrage managers. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event. Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcy (either entering into bankruptcy or emerging from it). Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place in a timely manner. Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitraging that discrepancy. Fixed income arbitrageurs help keep prices in line and provide liquidity to the fixed income markets.


The Aetos Capital Multi-Strategy Arbitrage Fund returned 2.72%3 for the fourth quarter of 2002. Event arbitrage managers contributed the most to the return, as many have exposure to credit sensitive investments and benefited from the recovery of credit markets in November and December. Still, a dramatic fall in global merger volume, which declined from over $3 trillion in 2000 to just over $1 trillion in 2002, has posed challenges for event arbitrage managers who no longer find the risk/reward ratio of merger arbitrage attractive. They have responded by shifting into special situations and some distressed investments. Fixed income arbitrage managers contributed steady performance over the quarter, benefiting from volatility in bond markets that creates distortions in values among related instruments and provides opportunities for arbitrage. While we do not yet have any convertible arbitrage managers in the portfolio, we are watching the sector carefully. Issuance of convertible bonds has fallen dramatically (more than 51% since 2001), which has adversely affected the supply/demand balance. Also, the fall in the stock market has made many convertible issues more credit sensitive, which increases the correlation of this investment style with event and distressed managers. Convertible managers generally incurred losses over the summer in the midst of turbulent stock and credit markets, but enjoyed a snapback from narrowing credit spreads in November and December.





Aetos Capital Long/Short Strategies Fund
The Aetos Capital Long/Short Strategies Fund is composed of managers that operate long-biased portfolios of stocks, usually based on bottoms-up equity research. These portfolios generally vary from 25% to 75% net long.


The Aetos Capital Long Short Strategies Fund returned 1.22%4 for the fourth quarter of 2002. Given that our long/short managers generally retain a modest net long bias, a modest positive return is disappointing given the strong recovery of the stock market (the S&P 500 rose 7.92% during the quarter). Two things made the environment difficult for long/short managers. First, the rally in the stock market that began in October seemed to lift expensive stocks more than less expensive stocks. Stocks with high price/earnings ratios and high betas rose faster, some jumping 50-100% in price. Most of our managers were more likely to be short these stocks than long them, so they did not benefit from their long bias as much as expected. Second, to the extent these stocks were held short by managers, stop losses were triggered and positions were liquidated. A less dramatic and volatile market going forward will tend to benefit our long/short managers, as it will allow time for events to prove that our managers' insights into their positions are correct.


Aetos Capital Distressed Strategies Fund
The Aetos Capital Distressed Strategies Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy. These managers are able to buy these securities at a discount to their eventual value because traditional fixed income portfolio managers who bought the bonds or banks that made the loans may not want to or be able to own them once they are in default. The sellers may also not have the expertise and patience to go through a lengthy restructuring process. Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the portfolio manager must estimate the value of the claims he is buying, the likely timing and resolution of the bankruptcy process and also may be called upon to reach agreements with other claimants in order to speed the process.


The Aetos Capital Distressed Strategies Fund returned 3.25%5 for the fourth quarter of 2002, making it the best performing of our funds. After a very difficult summer for distressed investments, autumn saw healing in the credit markets and then a significant recovery in November and December. We entered 2002 expecting a positive environment for distressed managers. Defaults of high yield bonds were approaching the record levels seen in the early 1990's, which made for a large, attractively priced supply in the face of relatively restrained demand. It was unclear whether economic recovery would provide an extra boost, but distressed managers appeared poised to make reasonable returns even without that support. In June and July, when frauds at Worldcom and Adelphia combined with a credit crisis in the energy and utility industries, prices of high yield and distressed credits fell dramatically and trading virtually ceased. Some of the worst damage was done at Worldcom, where bonds expected to mature in 2003 fell from 75 to 14 in the space of a day or two. High yield spreads widened from 975 bps to 1175 bps between the end of May and the end of July. While the experience was painful for all concerned, it created an opportunity going forward. With record volumes of debt in distress or default, and default rates near historical highs, we believe that distressed debt continues to represent one of the best opportunities to earn attractive risk adjusted returns over the next few years.


Aetos Capital Market Neutral Strategies Fund
The Aetos Capital Market Neutral Strategies Fund contains managers that attempt to create long/short portfolios that are roughly equal in size and therefore immune to overall stock market movements. Often these strategies are quantitative in nature, using computer screens to pick long and short portfolios of stocks and balancing their risk exposures through optimization techniques.


The Aetos Capital Market Neutral Strategies Fund lost -0.38%6 for the fourth quarter of 2002. While market neutral strategies generated mild positive returns for the year, these returns tended to be delivered in the quarters when the stock market was falling, and several managers lost money when the stock market was rising. This phenomenon resembles some of the issues faced by long/short managers in volatile markets, especially volatile up markets. Our managers were short a number of the stocks that went up the most in the rally, and the discipline of managing a short portfolio requires managers to trim positions that go too far against them. We spend a great deal of time with our market neutral managers to understand the dynamics of their portfolios and continue to feel comfortable that they can generate good risk adjusted returns over the long term while providing diversification to our portfolios.


Outlook

2003 will offer new challenges, but we will all breathe a little easier if it offers us a more benign stock market and few dramatic negative surprises from corporate America. No one can guarantee "absolute returns," but we feel the environment may prove more positive for some of our strategies in the coming year. We will continue to aggressively research and monitor strategies and our underlying managers in order to build the best possible portfolios for you. Thank you for your support and please feel free to contact us with your thoughts or questions.


Sincerely,



Anne Casscells
Chief Investment Officer

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1 The balanced portfolio is a model portfolio and may not reflect an investor's actual portfolio. Performance figures shown for the balanced portfolio are net of standard schedule investment advisory and performance fees for a $5 million separate account of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, and net of all fund level fees and expenses. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance.
2 Reflects the Chicago Board Options Exchange OEX Volatility Index.
3 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level.
4 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level.
5 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level.
6 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level.